Exhibit 10.1

VIASPACE Inc.

CONSULTING, CONFIDENTIALITY AND PROPRIETARY RIGHTS AGREEMENT

This Consulting, Confidentiality and Proprietary Rights Agreement (“Agreement”) is entered into as of the 16th day of August, 2005 (the “Effective Date”) by and between VIASPACE Inc., a Nevada corporation (the “Company”), and SYNTHETIC/A/ (AMERICA) LTD., a California corporation (“Consultant”).

WHEREAS, the Company desires to engage Consultant to provide certain services as set forth on Schedule attached hereto and as specified from time to time by the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions contained herein, the parties hereto agree as follows:

1. Engagement. The Company hereby engages Consultant to perform, using Maurizio Vecchione, Barry Hall and Bruce Goldstein ( the “Principals”), those duties set forth in the Schedule attached hereto and such other duties as may be requested from time to time by the Chief Executive Officer or Chief Operating Officer of the Company. Consultant hereby accepts such engagement upon the terms and subject to conditions set forth in this Agreement.

2. Compensation. For the services rendered by Consultant under this Agreement, the Company shall pay to Consultant the compensation specified in the Schedule, subject to the terms and conditions set forth in this Agreement.

3. Term and Survivability. The term of this Agreement shall be for a period of two years from the Effective Date. Notwithstanding the foregoing, either party may terminate this Agreement on or after six (6) months from the Effective Date by providing the other party with (30) days written advance notice. In addition, this Agreement may be terminated if either party materially fails to perform or comply with this Agreement or any material provision hereof. Termination shall be effective ten (10) days after notice of such material failure to perform or comply with this Agreement or any material provision hereof to the defaulting party if the defaults have not been cured within such ten (10) day period. Upon termination of this Agreement the following sections of this Agreement shall survive such termination: Sections 3, 5, 6, 7, 8, 10, 12, and 13.

4. Costs and Expenses of Consultant’s Performance. Except as set forth on the Schedule, all costs and expenses of Consultant’s performance hereunder shall be borne by the Consultant.

5. Taxes. As an independent contractor, Consultant acknowledges and agrees that it is solely responsible for the payment of any taxes and/or assessments imposed on account of the payment of compensation to, or the performance of services by Consultant pursuant this Agreement, including, without limitation, any unemployment insurance tax, federal and state income taxes, federal Social Security (FICA) payments, and state disability insurance taxes. The Company shall not make any withholdings or payments of said taxes or assessments with respect to amounts paid to Consultant hereunder; provided, however, that if required by law or any governmental agency, the Company shall withhold such taxes or assessments from amounts due Consultant, and any such withholding shall be for Consultant’s account and shall not be reimbursed by the Company to Consultant. Consultant expressly agrees to make all payments of such taxes, as and when the same may become due and payable with respect to the compensation earned under this Agreement.

6. Confidentiality. Consultant agrees that Consultant will not, except when required by applicable law or order of a court, during the term of this Agreement or thereafter, disclose directly or indirectly to any person or entity, or copy, reproduce or use, any Trade Secrets (as defined below) or Confidential Information (as defined below) or other information treated as confidential by the Company known, learned or acquired by the Consultant during the period of the Consultant’s engagement by the Company. For purposes of this Agreement, “Confidential Information” shall mean any and all Trade Secrets, knowledge, data or know-how of the Company, any of its affiliates or of third parties in the possession of the Company or any of its affiliates, and any nonpublic technical, training, financial and/or business information treated as confidential by the Company or any of its affiliates, whether or not such information, knowledge, Trade Secret or data was conceived, originated, discovered or developed by Consultant hereunder. For purposes of this Agreement, “Trade Secrets” shall include, without limitation, any formula, concept, pattern, processes, designs, device, software, systems, list of customers, training manuals, marketing or sales or service plans, business plans, marketing plans, financial information, or compilation of information which is used in the Company’s business or in the business of any of its affiliates. Any information of the Company or any of its affiliates which is not readily available to the public shall be considered to be a Trade Secret unless the Company advises Consultant in writing otherwise. Consultant acknowledges that all of the Confidential Information is proprietary to the Company and is a special, valuable and unique asset of the business of the Company, and that Consultant’s past, present and future engagement by the Company has created, creates and will continue to create a relationship of confidence and trust between the Consultant and the Company with respect to the Confidential Information. Furthermore, Consultant shall immediately notify the Company of any information which comes to its attention which might indicate that there has been a loss of confidentiality with respect to the Confidential Information. In such event, Consultant shall take all reasonable steps within its power to limit the scope of such loss. Confidential Information and Trade Secrets shall not include, and the foregoing shall not apply to, information that is generally available to the public other than a result of a disclosure by Consultant;

7. Return of the Company’s Proprietary Materials. Consultant agrees to deliver promptly to the Company on termination of this Agreement for whatever reason, or at any time the Company may so request, all documents, records, artwork, designs, data, drawings, flowcharts, listings, models, sketches, apparatus, notebooks, disks, notes, copies and similar repositories of Confidential Information and any other documents of a confidential nature belonging to the Company, including all copies, summaries, records, descriptions, modifications, drawings or adaptations of such materials which Consultant may then possess or have under its control. Concurrently with the return of such proprietary materials to the Company, Consultant agrees to deliver to the Company such further agreements and assurances to ensure the confidentiality of proprietary materials. Consultant further agrees that upon termination of this Agreement, Consultant’s, employees, consultants, agents or independent contractors shall not retain any document, data or other material of any description containing any Confidential Information or proprietary materials of the Company.

8. Assignment of Proprietary Rights. Other than the Proprietary Rights listed on the Schedule attached hereto, if any, Consultant hereby assigns and transfers to the Company all right, title and interest that Consultant may have, if any, in and to all Proprietary Rights (whether or not patentable or copyrightable) made, conceived, developed, written or first reduced to practice by Consultant, whether solely or jointly with others, during the period of Consultant’s engagement by the Company which relate in any manner to the actual or anticipated business or research and development of the Company, or result from or are suggested by any task assigned to Consultant or by any of the work Consultant has performed or may perform for the Company.

Consultant acknowledges and agrees that the Company shall have all right, title and interest in, among other items, all research information and all documentation or manuals related thereto that Consultant develops or prepares for the Company during the period of Consultant’s engagement by the Company and that such work by Consultant shall be work made for hire and that the Company shall be the sole author thereof for all purposes under applicable copyright and other intellectual property laws. Other than the Proprietary Rights listed on the Schedule attached hereto, Consultant represents and covenants to the Company that there are no Proprietary Rights relating to the Company’s business which were made by Consultant prior to Consultant’s engagement by the Company. Consultant agrees promptly to disclose in writing to the Company all Proprietary Rights in order to permit the Company to claim rights to which it may be entitled under this Agreement. With respect to all Proprietary Rights which are assigned to the Company pursuant to this Section 8, Consultant will assist the Company in any reasonable manner to obtain for the Company’s benefit patents and copyrights thereon in any and all jurisdictions as may be designated by the Company, and Consultant will execute, when requested, patent and copyright applications and assignments thereof to the Company, or other persons designated by the Company, and any other lawful documents deemed necessary by the Company to carry out the purposes of this Agreement. Consultant will further assist the Company in every way to enforce any patents, copyrights and other Proprietary Rights of the Company.

9. Trade Secrets of Others. Consultant represents to the Company that its performance of all the terms of this Agreement does not and will not breach any agreement to keep in confidence proprietary information or trade secrets acquired by Consultant in confidence or in trust prior to its engagement by the Company, and Consultant will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to others. Consultant agrees not to enter into any agreement, either written or oral, in conflict with this Agreement.

10. Other Obligations. Consultant acknowledges that the Company, from time to time, may have agreements with other persons which impose obligations or restrictions on the Company regarding proprietary rights made or developed during the course of work thereunder or regarding the confidential nature of such work. Consultant agrees to be bound by all such obligations and restrictions and to take all action necessary to discharge the obligations of the Company thereunder.

11. Independent Contractor. Consultant shall not be deemed to be an employee or agent of the Company for any purpose whatsoever. Consultant shall have the sole and exclusive control over its employees, consultants or independent contractors who provide services to the Company, and over the labor and employee relations policies and policies relating to wages, hours, working conditions or other conditions of its employees, consultants or independent contractors.

12. Indemnification. Consultant shall, at its own expense, defend, indemnify and hold harmless the Company and its employees, officers, directors, licensees and agents from and against any and all liabilities, claims, actions, losses, costs and expenses (including reasonable attorneys’ fees and disbursements) relating to or arising out of Consultant’s or any of its employees, consultants or independent contractors’ actual or alleged (i) infringement of any United States patent, foreign letters patent, license, trademark, copyright, trade secret or any other proprietary right; (ii) material breach of this Agreement; (iii) violation of any law, statute, ordinance, order, rule or regulation; or (iv) material negligence or intentional misconduct in connection with its obligations under this Agreement.

The Company shall, at its own expense, defend, indemnify and hold harmless the Consultant and its employees, officers, directors, licensees and agents and consultants from and against any and all liabilities, claims, actions, losses, costs and expenses (including reasonable attorney’s fees and disbursements) relating to or arising out of the Company’s (i) infringement of any United States patent, foreign letters patent, license, trademark, copyright, trade secret or any other proprietary right; (ii) material breach of this Agreement; (iii) violation of any law, statute, ordinance, order, rule or regulation; or (iv) material negligence or intentional misconduct in connection with its obligations under this Agreement.

13. Non-Solicit. Consultant will not, during the term this Agreement and for one year thereafter, directly or indirectly (whether as an owner, partner, shareholder, agent, officer, director, employee, independent contractor, consultant, or otherwise) with or through any individual or entity: (i) employ, engage or solicit for employment any individual who is, or was at any time during the twelve-month period immediately prior to the termination of this Agreement for any reason, an employee of the Company, or otherwise seek to adversely influence or alter such individual’s relationship with the Company; or (ii) solicit or encourage any individual or entity that is, or was during the twelve-month period immediately prior to the termination of this Agreement for any reason, a customer or vendor of the Company to terminate or otherwise alter his, her or its relationship with the Company or any of its affiliates.

14. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the internal laws of the State of California. In the event a judicial proceeding is necessary, the sole forum for resolving disputes arising under or relating to this Agreement are the Municipal and Superior Courts for the County of Los Angeles, California or the Federal District Court for the Central District of California and all related appellate courts, and the parties hereby consent to the jurisdiction of such courts, and that venue shall be in Los Angeles County, California.

15. Entire Agreement: Modifications and Amendments. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect-to such terms as are included in this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement. The Schedule referred to in this Agreement is incorporated into this Agreement by this reference. This Agreement may not be modified, changed or supplemented, nor may any obligations hereunder be waived or extensions of time for performance granted, except by written instrument signed by the parties or by their agents duly authorized in writing or as otherwise expressly permitted herein.

16. Attorneys Fees. Should any party institute any action or proceeding to enforce this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such action or proceeding.

17. Prohibition of Assignment. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by Consultant without the prior written consent of the Company. Any assignment of rights or delegation of duties or obligations hereunder made without such prior written consent shall be void and of no effect.

18. Binding Effect: Successors and Assignment. This Agreement and the provisions hereof shall be binding upon each of the parties, their successors and permitted assigns.

19. Validity. This Agreement is intended to be valid and enforceable in accordance with its terms to the fullest extent permitted by law. If any provision of this Agreement is found to be invalid or unenforceable by any court of competent Jurisdiction, the invalidity or unenforceability of such provision shall not affect the validity or enforceability of all the remaining provisions hereof.

20. Notices. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally or by telecopy or mailed by registered or certified mail (return receipt requested) or by Federal Express or other similar courier service to the parties at the following addresses or (at such other address for the party as shall be specified by like notice)

(i) If to the Company:

VIASPACE Inc.
2400 Lincoln Avenue

Altadena, CA 91001

Phone: (626) 296-6310

Fax: (626) 296-6311

Attn: Legal Department

(ii) If to the Consultant:

SYNTHETIC/A/ (AMERICA) LTD.

15332 Antioch St. No. 303

Pacific Palisades, CA. 90272

Attn. Maurizio Vecchione

Phone: 310-230-6954

Fax: 310-230-0763

Any such notice, demand or other communication shall be deemed to have been given on the date personally delivered or as of the date mailed, as the case may be.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting, Confidentiality, and Proprietary Rights Agreement as of the Effective Date written above.

SYNTHETIC/A/ (AMERICA) LTD.

By:     /s/ MAURIZIO VECCHIONE

Name: Maurizio Vecchione

Title:

VIASPACE Inc.

By:     /s/ CARL KUKKONEN

Name: Carl Kukkonen

Title: CEO

Schedule

Consultant will use best efforts to facilitate Company to achieve certain key goals in order to complement its corporate execution and support its current valuations including:

1.	Capital Market Goals & Strategic Business Planning

•	Strengthen public market appeal with significant institutional holders. This will provide added momentum to the retail investors, long term capital market stability and valuation validation.

•	Enter NASDAQ (ideally NM) to expand liquidity and investor appeal

•	Attract a major (tier-1) investment banker

•	Leverage all of the above to orchestrate a significant secondary offering, ($200M+) to provide both capital and liquidity

•	Leverage offering to drive accelerated revenue growth, either organic or through M&A

•	Develop an institutional strategic business plan

2.	Financial Controls & Regulatory Goals

•	Establish financial control and reporting control systems to assure proper reporting and compliance with securities laws

•	Establish an Audit management environment and retain a qualified Auditing firm

•	Establish an SEC reporting, management framework, disclosure controls

•	Meet or exceed SOX compliance standards

•	Create a SOX and NASDAQ compliant governance framework, inclusive of Board composition

3.	Revenue Generation and Business Development Goals

•	Accelerate revenue by establishing key licensing partnerships

•	Add key revenue generating opportunities

•	Accelerate revenue via qualified M&A activities

IT IS UNDESTOOD AND AGREED THAT CONSULTANT IS A FACILITATOR ONLY. CONSULTANT IS NOT AN INVESTMENT BANKER, A SECURITIES BROKER DEALER OR A CERTIFIED FINANCIAL ADVISOR OR ATTORNEY. AS A RESULT, IN CONNECTION WITH THIS ENGAGEMENT CONSULTANT SHALL NOT BE PROVIDING LEGAL ADVICE, ACTING AS A PLACEMENT AGENT OR IN ANY INVESTMENT BANKING OR BROKERAGE CAPACITY OR ESTABLISH ANY PROCEDURES, OR POLICIES FOR THE COMPANY EXCEPT AS PROVIDED BELOW. CONSULTANT SHALL ADVISE THE COMPANY ON PROCESSES, STRATEGIES AND MAKE SUITABLE INTRODUCTIONS. THIS AGREEMENTS IS A BEST EFFORTS AGREEMENT AND NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO BE, A GUARANTEE THAT THE COMPANY WILL BE SUCCESSFUL IN ATTRACTING SIGNIFICANT INSTITUTIONAL SHAREHOLDERS, INVESTMENTS, FINANCINGS, INVESTMENT BANKERS, TRANSACTIONS, CUSTOMERS, OR IN ACHIEVING ANY OF THE PROPOSED BUSINESS GOALS INCLUDING ACHIEVING COMPLIANCE FOR LISTING REQUIREMENTS FOR A PARTICULAR EXCHANGE OR COMPALIANCE WITH CERTAIN STATUES SUCH AS SERBANES-OXLEY. SUCH COMPLIANCE REMAIN THE SOLE RESPONSIBILITY OF THE COMPANY.

The following strategies will be deployed by Consultant to help achieve these goals in support of Company:

Work	Description	Deliverables

Currently Company stock is held primarily by retail
investors. In order to support its capital markets efforts,
its capitalization and its shareholder value, it is essential that a systematic approach to attracting and retaining
institutional investors be made. Through Consultant’s
Institutional Investor’s Relations (IIR) program, Consultant shall introduce the Company to key institutional equity
	buyers and help promote select institutional ownership of the	One time Items:
stock. The specific metric of success of this program will
depend in part on the performance of the Company. Consultant shall provide key introductions and on-going liaison with
most key institutional investors active in high technology,
early stage public companies, as well as most buy-side
analysts in the space. Additionally Consultant will prepare
materials, presentations and briefs on behalf of the Company to support institutional selling as well as promote
significant milestones. Finally Consultant shall join
management in presenting the Company to key institution,
provide key executive coaching and act as institutional
promoters. Institutional outreach to begin in the US and	- Development of an
Institutional Pitch Book
- Development of an
Institutional Presentation
- Development of Institutional
corporate data base for
institutional PR activities
- Coaching of key executive
staff
- Development of Diligence
Support Package
On-going Items:
	then be extended to key European and Asian markets. Key Target Goals:	- Introduction to institutional fund managers

•	A minimum 25% institutional ownership by Q2 2006 — Outreach to buy-side analysts

•	Awareness by most industry specific buy-side analysts — Planning of Road shows (1 Institutional

•	Partnership with at least one tier-1 investment banker quarterly) Investor’s

•	Increase number of active market makers — Introduction, to of key Relations (IIR)

•	Retention of tier 1 Investment Banker tier-1 investment banker —— —— — Consultant shall consolidate current business plans to help Company create a common strategic business plan that would form a complete roadmap, and drive projections suitable for institutional release and market guidance, as well as provide Key Performance Indicators (KPI). As part of this effort a consolidated model will be developed that can be used for One time items: budget planning, what-if analysis and forecasting — Development of Strategic Key Target Goals: Business Plan — Rationalize all business units, define growth strategies, — Development of Consolidated major strategies, tactics Model — Define investment value proposition — Development of IP Summary — Define key market trends, drivers, detractors pitch document — Identify key channels, partners, opportunities and threats On-going items: Strategic Planning — IP review, presentation — Updates on a quarterly basis —— —— — One-time items: — Provide qualification check Drive the initiatives necessary to achieve a NASDAQ listing, list including provide liaison with NASDAQ market surveillance — Develop qualification and analyst team to achieve first listing and interface with strategy NASDAQ staff during the application process. Interface with — Negotiate with NASDAQ key market makers, post listing. listing staff Key target goals: On-going items: — Achieve compliance to NASDAQ listing, provided that the — Evaluate compliance on an Company meets all required qualifications ongoing basis NASDAQ Market — Support NASDAQ application — Liaise with NASDAQ staff Activities — Support post-listing Market activities — Liaise with market makers —— —— — One-time items: Identify, qualify and value potential acquisition targets. — Identify target universe Support due diligence effort and provide negotiation support. — Make preliminary introduction Provide transaction structure advisory services. — Qualify targets Key target goal: On-going items: — Help the Company complement organic growth with acquired — Advise on transaction growth structure — Advise the Company on how to leverage its equity for rapid — Support negotiation M&A Advisory revenue and earning growth — Support diligence effort —— —— — Creation of compliant public company administrative framework and procedures, and guide implementation with current administrative and finance staff. Special emphasis on:

•	General Personnel Policy On-time items:

•	Fraud and Illegal Acts — Develop Cash Investment

•	Confidentiality Policy

•	Hiring — Develop Record Retention

•	Supervision and Review Policy

•	Termination — Develop Employee Handbook

•	Finance & Administration — Develop Expense

•	Risk Management Reimbursement Policy

•	Information Technology — Develop Contract Review and

•	Telephone Approval Policy

•	Contracts — Develop Insider Trading Administrative

•	Meetings Policy and Trading Window Infrastructure

•	Security Policy —— —— — One-time items: — Develop Formal Accounting Policy Manual — Develop Financial Reporting Time Table — Develop Audit Committee Charter — Develop Compensation Committee Charter — Collaborate in the development of Initial Draft of Form 10-KSB excluding financial statements — Collaborate in the development of an Initial Draft of Form 10-QSB excluding financial statements On-going items: — Review of SEC filings and Related Press Releases (or drafting) — Collaborate in the preparation of Proxy Filing Definition and implementation of control systems for for Annual Meeting accounting and financial reporting and creation of SEC — Establish Earnings Calls compliant reporting and governance process. Liaison with Processes finance and executive management for implementation. Liaison — Collaborate in the drafting Accounting & SEC with auditors and securities counsel. Earnings Call Scripts —— — One-time items: — Development of Disclosure Controls and Procedures Policy — Development of Section 301 Compliance Policy — Development of Auditor Requirements Policy Definition of SOX compliant control framework, definition of — Review of Control Environment testing methodology, pre-certification testing preparation, — Development Documentation of coaching of management and staff, definition and Internal Controls Sarbanes-Oxley (SOX) implementation of critical required policies. — Development of Code of Ethics —— — National and global market definition and entry assessment. One-time items: JV and partners identification and liaison, negotiation. — Development Strategic Sales Channels identification, development . Technology Marketing Plan licensing framework, pricing. Start-up guidance. Joint — Development for Improved web venture negotiations. Executive and sales team recruitment, presence strategy incentives. Brand building initiatives. On-going items: Key Target Goals: — Support of Channel — Maximize revenue results development negotiations — Identify best product launch strategies — Support of Licensing — Reaching all potential partners negotiations — Implement adequate Quantitative Analysis for key decision — Support of JV/Partners making negotiation — Drive Organizational Collaboration for maximizing — Development of Strategic Business effectiveness Executive/Sales retention Development — Adequately motivated sales staff program —— —— —

4. PERSON(S) WHO ARE TO PERFORM THE WORK:

Person/Principal	Primary Responsibility Summary

Maurizio Vecchione	Institutional Capital Markets Investor’s Relations Strategic Planning NASDAQ Market Activities M&A Advisory

Barry Hall	Administrative Infrastructure Accounting and SEC Sarbanes-Oxley (SOX)

Bruce Goldstein	Strategic Business Development Business Modeling M&A Advisory

5. SCHEDULE AND COMITTMENT OF TIME:

Consultant will use best efforts to make available the Principals in a manner suitable to complete the scope of work in a suitable time-frame. The proposed work comprises a one-time component and ongoing components, as identified in the statement of work. Consultant shall use best efforts such that substantially all one-time component work is completed within forty-five (45) business days of Effective Date. On-going components are likely to be performed on an on-going basis as needed. If at any time during the performance of this contract any phases of the required tasks appear to be impossible of execution or if any phase cannot be completed on schedule, it is agreed that Consultant will notify Company within one (1) day of such determination. At the time of such notification Consultant shall explain to Company why a particular task is impossible to complete and propose alternative procedures for achieving the desired result. This schedule assumes that necessary materials, access to records and tasks to be conducted by The Company in support of this work are executed by the Company on a timely basis.

6. REPORT SCHEDULE:

Consultant shall report regularly, and not less frequent than once per week, to Company its progress on the project and tasks enumerated above.

7. COMPENSATION AND PAYMENT TERMS:

Consultant’s shall be paid twenty thousand dollars ($20,000) per month, which amount shall be pro-rated should the Agreement terminate prior to the expiration of the calendar month in which the Agreement terminates. Payment for the first month shall be provided to Consultant on the Effective Date. All subsequent payments shall be made within fifteen (15) days of receipt of an invoice for a completed month of service by Consultant hereunder.

Coincidental with the execution of this Agreement, Company shall issue Consultant a warrant in the form attached hereto as Exhibit A, a warrant in the form attached hereto as Exhibit B, and a warrant in the form attached hereto as Exhibit C.

8. EXPENSES:

Company agrees to reimburse Consultant for reasonably necessary travel expenses. However, should such expenses exceed $500 in any given calendar month, such expenses shall be pre-approved in advance by Company in order to qualify to reimbursement. An email authorization by an officer of Company shall be deemed a valid approval.

9. PROPRIETARY RIGHTS:

Consultant has trade-secrets, knowledge, data or know-how including formula, concept, pattern, processes, designs, device, software, systems, list of customers, training manuals, marketing or sales or service plans, business plans, marketing plans, financial information, or compilation of information proprietary data, information, intellectual properties, processes, contacts that is has developed in connection with its general consulting practice.

EXHIBIT A

WARRANT TO PURCHASE COMMON STOCK

OF

VIASPACE INC.

THIS WARRANT AND THE RIGHTS AND PRIVILEGES GRANTED HEREBY SHALL NOT BE TRANSFERRED OR ASSIGNED. UPON ANY ATTEMPT TO TRANSFER THIS WARRANT OR ANY RIGHT OR PRIVILEGE GRANTED HEREBY, THIS WARRANT AND SAID RIGHTS AND PRIVILEGES SHALL IMMEDIATELY BECOME NULL AND VOID.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

No. 0001 Date: August 16, 2005

WARRANT TO PURCHASE COMMON STOCK

OF

VIASPACE INC.

This certifies that, for value received, SYNTHETIC/A/ (AMERICA) LTD. or its registered assigns (“Holder”) is entitled, subject to the terms and conditions set forth below, to purchase from VIASPACE INC., a Nevada corporation (the “Company”), in whole or in part, Two Hundred and Fifty Thousand (250,000) fully paid and nonassessable shares (the “Warrant Shares”) of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”). The number, character and Exercise Price of such Warrant Shares are subject to adjustment as provided below and all references to “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is issued pursuant to that certain Consulting, Confidentiality and Proprietary Rights Agreement, dated as of August 16, 2005 (the “Consulting Agreement”), between the Company and the initial holder of this Warrant. The holder of this Warrant is subject to certain restrictions, and entitled to certain rights, as set forth in the Consulting Agreement. The Consulting Agreement is incorporated herein by reference as though fully set forth herein.

1. Shares Subject to Warrant. Subject to the terms and conditions set forth herein this Warrant shall be exercisable, in whole or in part, at the election of the Holder of this Warrant, to purchase Two Hundred and Fifty Thousand (250,000) fully paid and nonassessable shares of Common Stock.

2.

Piggyback Registration Rights.

(a) Right to Piggyback . Whenever the Company proposes to register any of its securities under the Securities Act (other than on a registration on Form S-4 or any successor form or a registration of non-convertible debt securities) on a registration form which may be used for the registration of any Warrant Shares (a “Piggyback Registration”), the Company shall use reasonable commercial efforts to give prompt written notice to Holder of its intention to effect such a registration and will include in such registration all Warrant Shares (in accordance with the priorities set forth in Sections 2(b) and 2(c) below) with respect to which the Company has received written requests for inclusion within fifteen (15) days after the delivery of the Company’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company shall use reasonable commercial efforts to include in such registration first, the securities that the Company proposes to sell; second, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; third, the securities that any shareholder of Company held prior to the Effective Date proposes to sell; and fourth, the Warrant Shares requested to be included in such registration.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than a demand registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company shall use reasonable commercial efforts to include in such registration first, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; second, the securities that any shareholder of Company held prior to the Effective Date proposes to sell; and third, the Warrant Shares requested to be included therein by the Holder.

(d) Other Registrations. If the Company has previously filed a registration statement with respect to Warrant Shares pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall use reasonable commercial efforts to not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

(e) Selection of Underwriters. In connection with any Piggyback Registration in which Holder has elected to include Warrant Shares, the Company shall have the right to select the managing underwriters to administer any offering of the Company’s securities in which the Company participates.

3. Exercise Price. The exercise price under this Warrant (the “Exercise Price”) shall be $4.00 per share.

4. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable for, in part or in whole, during the term (the “Exercise Period”) ending at 5:00 p.m., Pacific standard time, on the earliest of the following: (a) the date of termination of the Consulting Agreement by the Company based on a failure of Holder to materially perform or comply with the Consulting Agreement or any material provision thereto; (b) the closing of a merger or consolidation of the Company pursuant to which the stockholders of the Company hold less than 50% of the voting securities of the surviving or acquiring entity, or a sale of all or substantially all of the assets of the Company or any successor corporation; (c) August 16, 2007, provided that at least twenty-five percent (25%) of the outstanding capital stock of the Company has not been held by institutional investors (at any single moment) on or prior to such time; or (d) August 16, 2009. The Warrant shall be void and have no effect after the termination of the Exercise Period.

5. Exercise of Warrant.

(a) Cash Exercise. This Warrant may be exercised by the Holder during the Exercise Period by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, certified or bank cashier’s check, cancellation of indebtedness, or by any combination of the foregoing, of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any dividends or distributions paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

(b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 5(a), this Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with a duly executed Notice of Exercise marked to reflect “Net Issue Exercise” and specifying the number of shares of Common Stock to be purchased, during normal business hours on any Business Day (as defined below) during the Exercise Period. The Company agrees that such shares of Common Stock shall be deemed to be issued to the Holder as the record holder of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

X = Y (A-B) A

Where X = the number of shares of Common Stock to be issued to Holder under this Section 5(b);

Y = the number of shares of Common Stock otherwise purchasable under this Warrant (as adjusted to the date of such calculation);

A = the fair market value of one share of the Common Stock at the date of such calculation;

B = the Exercise Price (as adjusted to the date of such calculation).

(c) Fair Market Value. For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company’s initial public offering of Common Stock, the fair market value per share of Common Stock shall be the per share offering price to the public of the Company’s initial public offering.

(d) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

6. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

8. Rights of Stockholders. Subject to Sections 11 and 13 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock for any purpose, and nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

9. Non-Transferability and Non-Negotiability of Warrant. This Warrant and the rights and privileges granted hereby shall not be transferred or assigned except to any of Maurizio Vecchione, Barry Hall and Bruce Goldstein and their respective affiliates. Upon any attempt to transfer this Warrant or any right or privilege granted hereby, this Warrant and said rights and privileges shall immediately become null and void.

10. Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii) This Warrant shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE RIGHTS AND PRIVILEGES GRANTED HEREBY SHALL NOT BE TRANSFERRED OR ASSIGNED. UPON ANY ATTEMPT TO TRANSFER THIS WARRANT OR ANY RIGHT OR PRIVILEGE GRANTED HEREBY, THIS WARRANT AND SAID RIGHTS AND PRIVILEGES SHALL IMMEDIATELY BECOME NULL AND VOID.

(iii) This Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

(iv) The Company agrees to remove promptly, upon the request of the holder of the Warrant Shares issuable upon exercise of the Warrant, the legend set forth in Section 10(b)(iii) above from the documents/certificates for such securities upon full compliance with this Warrant and Rule 144.

11. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation, as amended from time to time, to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

12. Notices.

(a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 14 hereof, the Company, upon request of Holder, shall issue a certificate signed by an executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation;

(iii) of any voluntary dissolution, liquidation or winding-up of the Company; or

(iv) of any redemption or conversion of all outstanding Common Stock.

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

(c) All such notices, advices and communications shall be delivered to the address of the Holder on record with the Company and shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3rd) business day following the date of such mailing.

13. Amendments. Subject to Section 14(d) below, this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

14. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Reclassification, etc. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 14.

(b) Split, Subdivision or Combination of Shares. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, shall split, subdivide or combine the outstanding shares of Common Stock into a different number of shares of Common Stock then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price for such Warrant Shares shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of Common Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, additional shares of Common Stock by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such additional shares of Common Stock that such holder would hold on the date of such exercise had it been the holder of record of that number of shares of Common Stock receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 14.

(d) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 14 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

15. Miscellaneous.

(a) This Warrant shall be governed by the laws of the State of California as applied to agreements entered into in the State of California by and among residents of the State of California.

(b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party shall be entitled to collect the cost of attorneys’ fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.

(c) This Warrant shall be exercisable as provided for herein, except that if the expiration date of this Warrant shall fall on a day other than a Business Day, the expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the next following Business Day. For purposes of this Warrant, “Business Day” shall mean any day other than a Saturday, Sunday or United States federally recognized holiday.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, VIASPACE INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

COMPANY:

VIASPACE INC.

By:

Name:
Title:

NOTICE OF EXERCISE

To: VIASPACE INC.

(1) The undersigned hereby:

elects to purchase      shares of Common Stock of VIASPACE INC. pursuant to Section 1 and the other applicable terms of the attached Warrant.

(2)	The undersigned hereby:

elects to purchase such securities by tender herewith of payment of the purchase for such shares in full; or

elects to exercise the Net Issue Exercise features of the attached Warrant with respect to such securities pursuant to the terms of such Warrant.

(3) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and the shares of Common Stock to be issued upon exercise of this Warrant are being acquired solely for the undersigned’s own account and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of the shares of Common Stock to be issued upon exercise of this Warrant except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(4) Please issue a certificate or certificates representing said securities in the name of the undersigned:

(Name)

(5) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:

(Name)

(Date)	(Signature of Registered Holder)
(Name of Registered Holder)

EXHIBIT B

WARRANT TO PURCHASE COMMON STOCK

OF

VIASPACE INC.

THIS WARRANT AND THE RIGHTS AND PRIVILEGES GRANTED HEREBY SHALL NOT BE TRANSFERRED OR ASSIGNED. UPON ANY ATTEMPT TO TRANSFER THIS WARRANT OR ANY RIGHT OR PRIVILEGE GRANTED HEREBY, THIS WARRANT AND SAID RIGHTS AND PRIVILEGES SHALL IMMEDIATELY BECOME NULL AND VOID.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

No. 0002 Date: August 16, 2005

WARRANT TO PURCHASE COMMON STOCK

OF

VIASPACE INC.

This certifies that, for value received, SYNTHETIC/A/ (AMERICA) LTD. or its registered assigns (“Holder”) is entitled, subject to the terms and conditions set forth below, to purchase from VIASPACE INC., a Nevada corporation (the “Company”), in whole or in part, Five Hundred Thousand (500,000) fully paid and nonassessable shares (the “Warrant Shares”) of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”). The number, character and Exercise Price of such Warrant Shares are subject to adjustment as provided below and all references to “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is issued pursuant to that certain Consulting, Confidentiality and Proprietary Rights Agreement, dated as of August 16, 2005 (the “Consulting Agreement”), between the Company and the initial holder of this Warrant. The holder of this Warrant is subject to certain restrictions, and entitled to certain rights, as set forth in the Consulting Agreement. The Consulting Agreement is incorporated herein by reference as though fully set forth herein.

1. Shares Subject to Warrant. Subject to the terms and conditions set forth herein this Warrant shall be exercisable, in whole or in part, at the election of the Holder of this Warrant, to purchase Five Hundred Thousand (500,000) fully paid and nonassessable shares of Common Stock.

2.

Piggyback Registration Rights.

(a) Right to Piggyback . Whenever the Company proposes to register any of its securities under the Securities Act (other than on a registration on Form S-4 or any successor form or a registration of non-convertible debt securities) on a registration form which may be used for the registration of any Warrant Shares (a “Piggyback Registration”), the Company shall use reasonable commercial efforts to give prompt written notice to Holder of its intention to effect such a registration and will include in such registration all Warrant Shares (in accordance with the priorities set forth in Sections 2(b) and 2(c) below) with respect to which the Company has received written requests for inclusion within fifteen (15) days after the delivery of the Company’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company shall use reasonable commercial efforts to include in such registration first, the securities that the Company proposes to sell; second, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; third, the securities that any shareholder of Company held prior to the Effective Date proposes to sell; and fourth, the Warrant Shares requested to be included in such registration.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than a demand registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company shall use reasonable commercial efforts to include in such registration first, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; second, the securities that any shareholder of Company held prior to the Effective Date proposes to sell; and third, the Warrant Shares requested to be included therein by the Holder.

(d) Other Registrations. If the Company has previously filed a registration statement with respect to Warrant Shares pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall use reasonable commercial efforts to not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

(e) Selection of Underwriters. In connection with any Piggyback Registration in which Holder has elected to include Warrant Shares, the Company shall have the right to select the managing underwriters to administer any offering of the Company’s securities in which the Company participates.

3. Exercise Price. The exercise price under this Warrant (the “Exercise Price”) shall be $4.00 per share.

4. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable for, in part or in whole, during the term (the “Exercise Period”) ending at 5:00 p.m., Pacific standard time, on the earliest of the following: (a) the date of termination of the Consulting Agreement by the Company based on a failure of Holder to materially perform or comply with the Consulting Agreement or any material provision thereto; (b) the closing of a merger or consolidation of the Company pursuant to which the stockholders of the Company hold less than 50% of the voting securities of the surviving or acquiring entity, or a sale of all or substantially all of the assets of the Company or any successor corporation; (c) August 16, 2007, provided that the Company has not completed a secondary offering equal to or in excess of two hundred million dollars ($200,000,000); or (d) August 16, 2009. The Warrant shall be void and have no effect after the termination of the Exercise Period.

5. Exercise of Warrant.

(a) Cash Exercise. This Warrant may be exercised by the Holder during the Exercise Period by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, certified or bank cashier’s check, cancellation of indebtedness, or by any combination of the foregoing, of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any dividends or distributions paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

(b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 5(a), this Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with a duly executed Notice of Exercise marked to reflect “Net Issue Exercise” and specifying the number of shares of Common Stock to be purchased, during normal business hours on any Business Day (as defined below) during the Exercise Period. The Company agrees that such shares of Common Stock shall be deemed to be issued to the Holder as the record holder of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

X = Y (A-B) A

Where X = the number of shares of Common Stock to be issued to Holder under this Section 5(b);

Y = the number of shares of Common Stock otherwise purchasable under this Warrant (as adjusted to the date of such calculation);

A = the fair market value of one share of the Common Stock at the date of such calculation;

B = the Exercise Price (as adjusted to the date of such calculation).

(c) Fair Market Value. For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company’s initial public offering of Common Stock, the fair market value per share of Common Stock shall be the per share offering price to the public of the Company’s initial public offering.

(d) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

6. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

8. Rights of Stockholders. Subject to Sections 11 and 13 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock for any purpose, and nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

9. Non-Transferability and Non-Negotiability of Warrant. This Warrant and the rights and privileges granted hereby shall not be transferred or assigned except to any of Maurizio Vecchione, Barry Hall and Bruce Goldstein and their respective affiliates. Upon any attempt to transfer this Warrant or any right or privilege granted hereby, this Warrant and said rights and privileges shall immediately become null and void.

10. Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii) This Warrant shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE RIGHTS AND PRIVILEGES GRANTED HEREBY SHALL NOT BE TRANSFERRED OR ASSIGNED. UPON ANY ATTEMPT TO TRANSFER THIS WARRANT OR ANY RIGHT OR PRIVILEGE GRANTED HEREBY, THIS WARRANT AND SAID RIGHTS AND PRIVILEGES SHALL IMMEDIATELY BECOME NULL AND VOID.

(iii) This Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

(iv) The Company agrees to remove promptly, upon the request of the holder of the Warrant Shares issuable upon exercise of the Warrant, the legend set forth in Section 10(b)(iii) above from the documents/certificates for such securities upon full compliance with this Warrant and Rule 144.

11. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation, as amended from time to time, to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

12. Notices.

(a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 14 hereof, the Company, upon request of Holder, shall issue a certificate signed by an executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation;

(iii) of any voluntary dissolution, liquidation or winding-up of the Company; or

(iv) of any redemption or conversion of all outstanding Common Stock.

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

(c) All such notices, advices and communications shall be delivered to the address of the Holder on record with the Company and shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3rd) business day following the date of such mailing.

13. Amendments. Subject to Section 14(d) below, this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

14. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Reclassification, etc. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 14.

(b) Split, Subdivision or Combination of Shares. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, shall split, subdivide or combine the outstanding shares of Common Stock into a different number of shares of Common Stock then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price for such Warrant Shares shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of Common Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, additional shares of Common Stock by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such additional shares of Common Stock that such holder would hold on the date of such exercise had it been the holder of record of that number of shares of Common Stock receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 14.

(d) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 14 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

15. Miscellaneous.

(a) This Warrant shall be governed by the laws of the State of California as applied to agreements entered into in the State of California by and among residents of the State of California.

(b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party shall be entitled to collect the cost of attorneys’ fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.

(c) This Warrant shall be exercisable as provided for herein, except that if the expiration date of this Warrant shall fall on a day other than a Business Day, the expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the next following Business Day. For purposes of this Warrant, “Business Day” shall mean any day other than a Saturday, Sunday or United States federally recognized holiday.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, VIASPACE INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

COMPANY:

VIASPACE INC.

By:

Name:
Title:

NOTICE OF EXERCISE

To: VIASPACE INC.

(1) The undersigned hereby:

elects to purchase      shares of Common Stock of VIASPACE INC. pursuant to Section 1 and the other applicable terms of the attached Warrant.

(2)	The undersigned hereby:

elects to purchase such securities by tender herewith of payment of the purchase for such shares in full; or

elects to exercise the Net Issue Exercise features of the attached Warrant with respect to such securities pursuant to the terms of such Warrant.

(3) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and the shares of Common Stock to be issued upon exercise of this Warrant are being acquired solely for the undersigned’s own account and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of the shares of Common Stock to be issued upon exercise of this Warrant except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(4) Please issue a certificate or certificates representing said securities in the name of the undersigned:

(Name)

(5) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:

(Name)

(Date)	(Signature of Registered Holder)
(Name of Registered Holder)

EXHIBIT C

WARRANT TO PURCHASE COMMON STOCK

OF

VIASPACE INC.

THIS WARRANT AND THE RIGHTS AND PRIVILEGES GRANTED HEREBY SHALL NOT BE TRANSFERRED OR ASSIGNED. UPON ANY ATTEMPT TO TRANSFER THIS WARRANT OR ANY RIGHT OR PRIVILEGE GRANTED HEREBY, THIS WARRANT AND SAID RIGHTS AND PRIVILEGES SHALL IMMEDIATELY BECOME NULL AND VOID.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

No. 0003 Date: August 16, 2005

WARRANT TO PURCHASE COMMON STOCK

OF

VIASPACE INC.

This certifies that, for value received, SYNTHETIC/A/ (AMERICA) LTD. or its registered assigns (“Holder”) is entitled, subject to the terms and conditions set forth below, to purchase from VIASPACE INC., a Nevada corporation (the “Company”), in whole or in part, Two Hundred and Fifty Thousand (250,000) fully paid and nonassessable shares (the “Warrant Shares”) of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”). The number, character and Exercise Price of such Warrant Shares are subject to adjustment as provided below and all references to “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is issued pursuant to that certain Consulting, Confidentiality and Proprietary Rights Agreement, dated as of August 16, 2005 (the “Consulting Agreement”), between the Company and the initial holder of this Warrant. The holder of this Warrant is subject to certain restrictions, and entitled to certain rights, as set forth in the Consulting Agreement. The Consulting Agreement is incorporated herein by reference as though fully set forth herein.

1. Shares Subject to Warrant. Subject to the terms and conditions set forth herein this Warrant shall be exercisable, in whole or in part, at the election of the Holder of this Warrant, to purchase Two Hundred and Fifty Thousand (250,000) fully paid and nonassessable shares of Common Stock.

2.

Piggyback Registration Rights.

(a) Right to Piggyback . Whenever the Company proposes to register any of its securities under the Securities Act (other than on a registration on Form S-4 or any successor form or a registration of non-convertible debt securities) on a registration form which may be used for the registration of any Warrant Shares (a “Piggyback Registration”), the Company shall use reasonable commercial efforts to give prompt written notice to Holder of its intention to effect such a registration and will include in such registration all Warrant Shares (in accordance with the priorities set forth in Sections 2(b) and 2(c) below) with respect to which the Company has received written requests for inclusion within fifteen (15) days after the delivery of the Company’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company shall use reasonable commercial efforts to include in such registration first, the securities that the Company proposes to sell; second, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; third, the securities that any shareholder of Company held prior to the Effective Date proposes to sell; and fourth, the Warrant Shares requested to be included in such registration.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than a demand registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company shall use reasonable commercial efforts to include in such registration first, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; second, the securities that any shareholder of Company held prior to the Effective Date proposes to sell; and third, the Warrant Shares requested to be included therein by the Holder.

(d) Other Registrations. If the Company has previously filed a registration statement with respect to Warrant Shares pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall use reasonable commercial efforts to not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

(e) Selection of Underwriters. In connection with any Piggyback Registration in which Holder has elected to include Warrant Shares, the Company shall have the right to select the managing underwriters to administer any offering of the Company’s securities in which the Company participates.

3. Exercise Price. The exercise price under this Warrant (the “Exercise Price”) shall be $4.00 per share.

4. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable for, in part or in whole, during the term (the “Exercise Period”) ending at 5:00 p.m., Pacific standard time, on the earliest of the following: (a) the date of termination of the Consulting Agreement by the Company based on a failure of Holder to materially perform or comply with the Consulting Agreement or any material provision thereto; (b) the closing of a merger or consolidation of the Company pursuant to which the stockholders of the Company hold less than 50% of the voting securities of the surviving or acquiring entity, or a sale of all or substantially all of the assets of the Company or any successor corporation; (c) August 16, 2007, provided that the Company Common Stock has not become publicly traded on the Nasdaq on or prior to such time; or (d) August 16, 2009. The Warrant shall be void and have no effect after the termination of the Exercise Period.

5. Exercise of Warrant.

(a) Cash Exercise. This Warrant may be exercised by the Holder during the Exercise Period by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, certified or bank cashier’s check, cancellation of indebtedness, or by any combination of the foregoing, of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any dividends or distributions paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

(b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 5(a), this Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with a duly executed Notice of Exercise marked to reflect “Net Issue Exercise” and specifying the number of shares of Common Stock to be purchased, during normal business hours on any Business Day (as defined below) during the Exercise Period. The Company agrees that such shares of Common Stock shall be deemed to be issued to the Holder as the record holder of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

X = Y (A-B) A

Where X = the number of shares of Common Stock to be issued to Holder under this Section 5(b);

Y = the number of shares of Common Stock otherwise purchasable under this Warrant (as adjusted to the date of such calculation);

A = the fair market value of one share of the Common Stock at the date of such calculation;

B = the Exercise Price (as adjusted to the date of such calculation).

(c) Fair Market Value. For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company’s initial public offering of Common Stock, the fair market value per share of Common Stock shall be the per share offering price to the public of the Company’s initial public offering.

(d) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

6. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

8. Rights of Stockholders. Subject to Sections 11 and 13 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock for any purpose, and nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

9. Non-Transferability and Non-Negotiability of Warrant. This Warrant and the rights and privileges granted hereby shall not be transferred or assigned except to any of Maurizio Vecchione, Barry Hall and Bruce Goldstein and their respective affiliates. Upon any attempt to transfer this Warrant or any right or privilege granted hereby, this Warrant and said rights and privileges shall immediately become null and void.

10. Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii) This Warrant shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE RIGHTS AND PRIVILEGES GRANTED HEREBY SHALL NOT BE TRANSFERRED OR ASSIGNED. UPON ANY ATTEMPT TO TRANSFER THIS WARRANT OR ANY RIGHT OR PRIVILEGE GRANTED HEREBY, THIS WARRANT AND SAID RIGHTS AND PRIVILEGES SHALL IMMEDIATELY BECOME NULL AND VOID.

(iii) This Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

(iv) The Company agrees to remove promptly, upon the request of the holder of the Warrant Shares issuable upon exercise of the Warrant, the legend set forth in Section 10(b)(iii) above from the documents/certificates for such securities upon full compliance with this Warrant and Rule 144.

11. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation, as amended from time to time, to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

12. Notices.

(a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 14 hereof, the Company, upon request of Holder, shall issue a certificate signed by an executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation;

(iii) of any voluntary dissolution, liquidation or winding-up of the Company; or

(iv) of any redemption or conversion of all outstanding Common Stock.

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

(c) All such notices, advices and communications shall be delivered to the address of the Holder on record with the Company and shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3rd) business day following the date of such mailing.

13. Amendments. Subject to Section 14(d) below, this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

14. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Reclassification, etc. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 14.

(b) Split, Subdivision or Combination of Shares. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, shall split, subdivide or combine the outstanding shares of Common Stock into a different number of shares of Common Stock then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price for such Warrant Shares shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of Common Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, additional shares of Common Stock by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such additional shares of Common Stock that such holder would hold on the date of such exercise had it been the holder of record of that number of shares of Common Stock receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 14.

(d) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 14 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

15. Miscellaneous.

(a) This Warrant shall be governed by the laws of the State of California as applied to agreements entered into in the State of California by and among residents of the State of California.

(b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party shall be entitled to collect the cost of attorneys’ fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.

(c) This Warrant shall be exercisable as provided for herein, except that if the expiration date of this Warrant shall fall on a day other than a Business Day, the expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the next following Business Day. For purposes of this Warrant, “Business Day” shall mean any day other than a Saturday, Sunday or United States federally recognized holiday.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, VIASPACE INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

COMPANY:

VIASPACE INC.

By:

Name:
Title:

NOTICE OF EXERCISE

To: VIASPACE INC.

(1) The undersigned hereby:

elects to purchase      shares of Common Stock of VIASPACE INC. pursuant to Section 1 and the other applicable terms of the attached Warrant.

(2)	The undersigned hereby:

elects to purchase such securities by tender herewith of payment of the purchase for such shares in full; or

elects to exercise the Net Issue Exercise features of the attached Warrant with respect to such securities pursuant to the terms of such Warrant.

(3) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and the shares of Common Stock to be issued upon exercise of this Warrant are being acquired solely for the undersigned’s own account and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of the shares of Common Stock to be issued upon exercise of this Warrant except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(4) Please issue a certificate or certificates representing said securities in the name of the undersigned:

(Name)

(5) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:

(Name)

(Date)	(Signature of Registered Holder)
(Name of Registered Holder)